Exhibit 10.1 $200,000,000 U.S. CONCRETE, INC. 8.500% Senior Secured Notes due 2018 Purchase Agreement November 19, 2013 J.P. Morgan Securities LLC As Representative of the several Initial Purchasers listed in Schedule 1 hereto c/o J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179 Ladies and Gentlemen: U.S. Concrete, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $200,000,000 principal amount of its 8.500% Senior Secured Notes due 2018 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of November22, 2013 (the “Indenture”) among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), and will be guaranteed on a senior secured basis by each of the Guarantors (the “Guarantees”). The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated November 7, 2013 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering

2 Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated November 7, 2013 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively. At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto. The Company intends to use the proceeds of the offering of the Securities to (i) repay all of the outstanding borrowings under its asset-based senior secured revolving credit facility and redeem or otherwise retire all of its outstanding 9.50% Senior Secured Notes due 2015 (the “Existing Notes”) (such uses, the “Transactions”) and (ii) for general corporate purposes as described under “Use of Proceeds” in the Time of Sale Information. The Securities and the Guarantees will be secured by (a) a first-priority lien on and security interest in the Notes Priority Collateral (as defined in the Time of Sale Information), subject to certain exceptions as described in the Indenture and the Collateral Documents (as defined below) and (b) a second-priority lien on and security interest in the ABL Priority Collateral (as defined in the Time of Sale Information and, together with the Notes Priority Collateral, the “Collateral”), in each case subject to certain exceptions as described in the Indenture and the Collateral Documents and, in the case of the Notes Priority Collateral, subject to Permitted Collateral Liens (as defined in the Time of Sale Information) and, in the case of the ABL Priority Collateral, subject to Permitted Liens (as defined in the Time of Sale Information). The ABL Priority Collateral secures the First Amended and Restated Loan and Security Agreement, dated as of October 29, 2013, by and among the Company and certain of its subsidiaries, the lenders thereto and Bank of America, N.A., as the administrative agent (the “Credit Agreement”) on a first-priority basis and the Notes Priority Collateral secures the Credit Agreement on a second-priority basis. The Collateral shall be described in: (a) with respect to owned real property listed on Schedule 4 hereto, to be delivered in accordance with Schedule 5 hereto, the mortgages, deeds of trust or deeds to secure debt (collectively, the “Mortgages”), (b) with respect to personal property that constitutes Collateral, the Pledge and Security Agreement to be dated as of the Closing Date (as defined below) and entered into by the Company and the Guarantors (the “Security Agreement”) and (c) with respect to the grants of security interest in registrations and/or applications for trademarks, patents and copyrights (and exclusive licenses in any of the foregoing), in either the Security Agreement or in the First Lien Patent and Trademark Security Agreement, to be dated as of the Closing Date and entered into by each of the Company and the Guarantors, as provided therein (the “Intellectual Property Security Agreement”), each to be delivered to the Collateral Agent, granting a first-priority security interest in the Notes Priority Collateral, subject to Permitted Collateral Liens and a second-priority interest in the ABL Priority Collateral subject to Permitted Liens, in

3 each case, for the benefit of the Collateral Agent and each holder of the Securities and the successors and assigns of the foregoing. The term “Collateral Documents” as used herein shall mean the Mortgages, the Security Agreement and the Intellectual Property Security Agreement. The rights of the holders of the Securities with respect to the Collateral shall be further governed by the Intercreditor Agreement, dated as of August 31, 2010, as amended by the First Amendment to Intercreditor Agreement, dated as of March 22, 2013, as further amended by the Second Amendment Agreement to Intercreditor Agreement, to be dated as of the Closing Date (the “Intercreditor Amendment Agreement”; the Intercreditor Agreement as so amended, the “Intercreditor Agreement”), by and among Bank of America, N.A., as successor in interest to JPMorgan Chase Bank, N.A., as administrative agent, the Collateral Agent, the Company and each of the Guarantors. Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees. The Company and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows: 1. Purchase and Resale of the Securities. (a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.00% of the principal amount thereof plus accrued interest, if any, from November 22, 2013 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein. (b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that: (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”); (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form

4 of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except: (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or (B) in accordance with the restrictions set forth in Annex C hereto. (c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(h), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance. (d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser. (e) The Company and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Company, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Company, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company, the Guarantors or any other person.

5 2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 A.M., New York City time, on November , 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”. (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date. 3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that: (a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof. (b) Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale

6 Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 7(b) hereof. (c) Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, at the respective times they were or hereafter are filed with the Commission, complied or will comply as to form, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (d) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum to the extent set forth in Rule 402(a)(2) of Regulation S-T fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. (e) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or

7 affecting the business, properties, rights, assets, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority. (f) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, rights, assets, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Securities, the Guarantees and the Collateral Documents (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement. (g) Capitalization. The Company has the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except for Liens pursuant to (i) the Credit Agreement and (ii) the Existing Notes, which Liens, in the case of clause (ii), will be released and terminated upon consummation of the Transactions on the Closing Date as described in each of the Time of Sale Information and the Offering Memorandum. (h) Due Authorization. The Company and each of the Guarantors have the requisite corporate, limited liability company, or limited partnership, as applicable, right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities (including the related Guarantees), the Registration Rights Agreement, each of the Collateral Documents to the extent a party thereto and the Intercreditor Agreement (collectively, the “Transaction Documents”) , including granting the Liens and security interests to be granted by it pursuant to the Indenture and the Collateral Documents and to perform their respective obligations hereunder and thereunder; and all action required to be taken for

8 the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken. (i) The Indenture. The Indenture (including the Guarantees set forth therein) has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder. (j) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. (k) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered in connection with the exchange offer as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. (l) Purchase and Registration Rights Agreements. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally

9 binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy. (m) Collateral Documents and Intercreditor Amendment Agreement. Each of the Collateral Documents and the Intercreditor Amendment Agreement has been duly authorized by the Company and each of the Guarantors, to the extent a party thereto, and on the Closing Date, each of the Collateral Documents and the Intercreditor Amendment Agreement will be duly executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors, to the extent a party thereto, and each of the Collateral Documents and the Intercreditor Agreement, including the Intercreditor Amendment Agreement, will be enforceable against the Company and each of the Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions. (n) Descriptions of the Transaction Documents; Collateral. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum. The Collateral conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum. (o) Collateral Documents, Financing Statements and Collateral. After the release and termination of the Liens related to the Existing Notes upon consummation of the Transactions on the Closing Date as described in each of the Time of Sale Information and the Offering Memorandum: (i) Upon execution and delivery, the Mortgages will be effective to grant a legal, valid and enforceable mortgage lien or security title on all of the mortgagor’s right, title and interest in the real property listed on Schedule 4 hereto (each, a “Mortgaged Property” and, collectively, the “Mortgaged Properties”). When the Mortgages are duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law, applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a validly perfected and enforceable first-priority lien or security title in the related Mortgaged Property constituting Collateral for the benefit of the Collateral Agent and the holders of the Securities, subject only to Permitted Collateral Liens or liens and encumbrances expressly set forth as an exception to the policies of title insurance obtained to insure the lien of each Mortgage with respect to each of the Mortgaged Properties (such encumbrances and exceptions, the “Permitted Exceptions”), and to the Enforceability Exceptions;

10 (ii) Upon execution and delivery, the Security Agreement and the Intellectual Property Security Agreement will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the Collateral (other than the Mortgaged Properties); (iii) Upon due and timely filing and/or recording of the financing statements and Intellectual Property Security Agreement and Mortgages, as applicable, at the filing offices specified in the perfection certificate to be delivered by the Company on the Closing Date with respect to the Collateral described in the Security Agreement that constitutes personal property, the Intellectual Property Security Agreement and the equipment and fixtures described in the Mortgages (the “Personal Property Collateral”), the security interests granted thereby will constitute valid, perfected first-priority security interests in the Personal Property Collateral constituting Notes Priority Collateral and valid, perfected second-priority security interests in the Personal Property Collateral constituting ABL Priority Collateral, in each case to the extent such security interests can be perfected by the filing and/or recording, as applicable, of financing statements, the Intellectual Property Security Agreement and Mortgages for the benefit of the Collateral Agent and the holders of the Securities, and, to the extent so perfected, such security interests will be enforceable in accordance with the terms contained therein against all creditors of any grantor or mortgagor and subject only to liens expressly permitted to be incurred or exist on the Collateral under the Indenture (“Permitted Encumbrances”); (iv) Upon execution and delivery by the parties thereto of the control agreements listed on Schedule 7, the security interests in deposit accounts granted pursuant to the Security Agreement will constitute valid, perfected second-priority security interests for the benefit of the Collateral Agent and the holders of the Securities, enforceable in accordance with the terms contained therein against all creditors of any grantor and subject only to Permitted Encumbrances; and (v) The Company and its subsidiaries collectively own, have rights in or have the power and authority to collaterally assign rights in the Collateral, free and clear of any liens other than the Permitted Exceptions and the Permitted Encumbrances. (p) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other

11 agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. (q) No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party (including, but not limited to, the filing of any applicable fixture filings relating to the real property covered by the Mortgages, the filing of any applicable financing statements pursuant to the Security Agreement or the filing of the Intellectual Property Security Agreement), the issuance and sale of the Securities and the issuance of the Guarantees, the issuance of the Exchange Notes and the related Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Mortgages, the Security Agreement and the Intellectual Property Security Agreement and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject (other than any lien or encumbrance created or imposed pursuant to the Collateral Documents or the collateral documents relating to the Credit Agreement), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, (A) in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, termination, modification, acceleration, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect and (B) in the case of clause (i) above after giving effect to the redemption and discharge of the Existing Notes. (r) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party (including, but not limited to, the filing of any applicable fixture filings relating to the real property covered by the Mortgages, the filing of any applicable financing statements pursuant to the Security Agreement or the filing of the Intellectual Property Security Agreement), the issuance and sale of the Securities and the issuance of the Guarantees, the issuance of the Exchange Notes and the related Guarantees, the grant and perfection of liens and security interests in the Collateral pursuant to the Mortgages, the Security Agreement and the Intellectual Property Security Agreement and compliance

12 by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) with respect to the Exchange Securities (including the related Guarantees) and the Indenture under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement and (iii) to perfect the Trustee’s or the Collateral Agent’s security interests and liens granted pursuant to the Mortgages, the Security Agreement, the Intellectual Property Security Agreement and the financing statements related thereto. (s) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits, or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is a party or to which any property, right or asset of the Company or any of its subsidiaries is subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such Actions are to the knowledge of the Company and each of the Guarantors, threatened or contemplated by any governmental or regulatory authority or by others. (t) Independent Accountants. Grant Thornton LLP, who have certified certain financial statements of the Company and its subsidiaries and PricewaterhouseCoopers LLP who have certified certain financial statements of the Company and its subsidiaries, are each independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act. (u) Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are described in or referred to in the Mortgages and have good and marketable title to personal property that is material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all Liens and defects and imperfections of title except for Permitted Exceptions, in the case of Mortgaged Properties, and, in the case of personal property, those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (iii) secure the Credit Agreement or the Existing Notes, which Liens with respect to the Existing Notes will be released substantially contemporaneously with the issuance of the Securities on the Closing Date in accordance with the Indenture. (v) Intellectual Property. (i) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, copyrights and copyrightable works (collectively, “Intellectual Property”) material to the conduct of their respective businesses as currently conducted; (ii) to the knowledge of the Company and

13 any Guarantor, the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim of infringement relating to the Company or any of its subsidiary’s use of any Intellectual Property; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person. (w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, 5% or greater stockholders or other affiliates of the Company or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission and that is not so described in or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum. (x) Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”). (y) Taxes. The Company and its subsidiaries have paid all material U.S. federal, state, local and foreign taxes and filed all material income tax returns required to be paid or filed through the date hereof (taking into account any applicable extensions); and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no material income tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except for any taxes the amount or validity of which is currently being contested in good faith or for which adequate reserves have been provided in accordance with U.S. generally accepted accounting principles. (z) Licenses and Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the conduct of their respective businesses in the manner contemplated by the Time of Sale Information and the Offering Memorandum, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could be reasonably expected to have a Material Adverse Effect, and the Company does not reasonably expect any future inability to acquire such permits as are necessary to conduct its business in the manner contemplated by the Time

14 of Sale Information and the Offering Memorandum, except as would not have a Material Adverse Effect. (aa) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and each of the Guarantors, is contemplated or threatened, except as would not have a Material Adverse Effect. Neither the Company nor any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or any of the Company’s subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party, except as would not have a Material Adverse Effect. (bb) Compliance with Environmental Laws. Except as described in the Time of Sale Information and the Offering Memorandum, (i) the Company and its subsidiaries (x) are, and at all prior times (except for such matters that have been fully and finally resolved) were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, binding decisions and orders relating to hazardous or toxic substances or wastes, pollutants or contaminants, the protection of human health or safety, the environment and natural resources (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses, certificates, authorizations, or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) compliance of the Company and its subsidiaries with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants could not reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to compliance with any Environmental Laws. (cc) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations

15 within the meaning of Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) or “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect, or as disclosed in the Time of Sale Information or the Offering Memorandum. (dd) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. (ee) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company and its subsidiaries, on a consolidated basis, maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific

16 authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum to the extent set forth in Rule 402(a)(2) of Regulation S-T is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there were no material weaknesses in the Company’s internal controls as of December 31, 2012. (ff) Insurance. The Company and its subsidiaries, on a consolidated basis, have insurance covering such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of their business. Neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business. (gg) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director or officer of the Company or any of its subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any agent, affiliate, employee or other person associated with the Company, in each case, acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer or promise of any unlawful payment or unlawful benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful payment or unlawful benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws. (hh) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements,

17 including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened. (ii) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company or any of the Guarantors, any agent, employee or affiliate or other person, in each case, acting on behalf of the Company or any of its subsidiaries is currently the subject or, to the knowledge of the Company, the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not knowingly, upon due inquiry, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction as initial purchaser) of Sanctions. For the past 5 years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. (jj) Solvency. On and immediately after the Closing Date, the Company and each Guarantor (after giving effect to the issuance and sale of the Securities and the issuance of the related Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the present fair market value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the related Guarantees as

18 contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged; and (v) such entity is not a defendant in any civil action that would be reasonably likely to result in a judgment that such entity is or would become unable to satisfy. (kk) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except for any such restrictions (a) contained in the (i) Credit Agreement or (ii) Existing Notes, which restrictions, in the case of clause (ii), will be discharged and released upon consummation of the Transactions on the Closing Date as described in each of the Time of Sale Information and the Offering Memorandum, or (b) that will be permitted by the Indenture. (ll) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities that has not been previously disclosed to the Representative. (mm) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act. (nn) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum in a manner that would require registration of the Securities under the Securities Act. (oo) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers

19 for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S. (pp) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act. (qq) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities. (rr) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. (ss) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. (tt) Industry Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or such Guarantor to believe that the industry statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects. (uu) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply, in all material respects, with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications. 4. Further Agreements of the Company and the Guarantors. The Company and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

20 (a) Delivery of Copies. The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request. (b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects. (c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects. (d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof. (e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or

21 (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law. (f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law. (g) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. (h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year. (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”. (j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is

22 not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. (k) DTC. The Company will reasonably assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC. (l) No Resales by the Company. Until consummation of the exchange offer as contemplated by the Registration Rights Agreement, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act. (m) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum in a manner that would require registration of the Securities under the Securities Act. (n) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S. (o) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities. (p) Perfection of Security Interests. The Company and each Guarantor (i) shall complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests in the Collateral as and to the extent contemplated by the Indenture and the Collateral Documents and (ii) shall take all actions necessary to maintain such security interests and to perfect security interests in any Collateral acquired after the Closing Date, in each case as and to the extent contemplated by the Indenture and the Collateral Documents; provided that the Company and the Guarantors may deliver, furnish and/or cause to be furnished all of the obligations set forth on Schedule 6 hereto within the time periods set forth therein. 5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer

23 to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum. 6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions: (a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date. (b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading or an “under criteria observation” identifier assigned in accordance with Standard & Poor’s Ratings Services’ announcement dated November 13, 2013 of its intention to publish revised criteria for determining certain issuer credit ratings). (c) No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

24 (d) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer (solely in his official capacity) of the Company and of each Guarantor who has specific knowledge of the Company’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above. (e) Comfort Letters. On the date of this Agreement and on the Closing Date, Grant Thornton LLP and PricewaterhouseCoopers LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letters delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date. (f) Opinion and 10b-5 Statement of Counsel for the Company. Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto. (g) Opinions of Local Counsel. (i) Conner & Winters, LLP, counsel for Atlas- Tuck Concrete, Inc. (the “Oklahoma Guarantor”) in the State of Oklahoma, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex E hereto; (ii) Connell Foley LLP, counsel for Eastern Concrete Materials, Inc., Hamburg Quarry Limited Liability Company, and Master Mix Concrete, LLC (the “New Jersey Guarantors”) in the State of New Jersey, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex F hereto; (iii) Honigman Miller Schwartz and Cohn LLP, counsel for Kurtz Gravel Company (the “Michigan Guarantor”) in the State of Michigan, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex G hereto; and (iv) Whiteford, Taylor & Preston L.L.P., counsel for MG, LLC (the “Maryland Guarantor”) in the State of Maryland, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date

25 and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex H hereto. (h) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters. (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees. (j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions. (k) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors. (l) DTC. The Securities shall be eligible for clearance and settlement through DTC. (m) Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors, the Trustee and the Collateral Agent, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee. (n) Lien Searches. The Representative shall have received the results of a recent lien search in each of the jurisdictions where the Company and the Guarantors are located or where the Company and the Guarantors have material assets and any jurisdictions in which valid filings with respect to such assets of the Company and the Guarantors may be in effect, and such search shall reveal no liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for Permitted Exceptions, Permitted Liens (or, with respect to the Notes Priority Collateral, Permitted Collateral Liens) or liens with respect to the Credit Agreement or the Existing Notes. (o) Security Agreement and Intellectual Property Security Agreement. The Initial Purchasers shall have received conformed counterparts of the Security Agreement,

26 in form and substance reasonably satisfactory to the Representative, and the Intellectual Property Security Agreement, substantially in the form attached hereto as Exhibit B, that shall have been executed and delivered by duly authorized officers of each party thereto. (p) Control Agreements. The Initial Purchasers shall have received conformed counterparts of all control agreements listed on Schedule 7 that shall have been executed and delivered by duly authorized officers of each party thereto. (q) Intercreditor Amendment Agreement. The Initial Purchasers shall have received conformed counterparts of the Intercreditor Amendment Agreement that shall have been executed and delivered by duly authorized officers of each party thereto, substantially in the form attached hereto as Exhibit C. (r) Filings, Registration and Recordings. Except (i) with respect to obligations set forth on Schedule 6 hereto, (ii) with respect to mixer trucks and mixing drums affixed thereto and (iii) as otherwise contemplated by the Intellectual Property Security Agreement and the Security Agreement, each document (including any Uniform Commercial Code financing statement) required by the Intellectual Property Security Agreement and the Security Agreement, or under law or reasonably requested by the Representative, in each case, to be filed, registered or recorded, or delivered for filing on or prior to the Closing Date, including filings in the U.S. Patent and Trademark Office, and the U.S. Copyright Office in order to create in favor of the Collateral Agent, for the benefit of the holders of the Securities, a perfected first-priority lien and security interest in the Personal Property Collateral constituting Notes Priority Collateral and a perfected second-priority lien and security interest in the Personal Property Collateral constituting ABL Priority Collateral that can be perfected by the making of such filings, registrations or recordations, prior and superior to the right of any other person (other than Permitted Liens), shall be executed, if applicable, and in proper form for filing, registration or recordation. (s) Collateral Accounts. Prior to the Closing Date, the Initial Purchasers shall have received satisfactory evidence that any and all collateral accounts have been established pursuant to the terms of the Indenture and the Security Agreement. (t) Mortgages. For each of the properties listed on Schedule 4 hereto, the Representative shall have received the documents or evidence of completion of the actions specified on Schedule 5 hereto. (u) Existing Indebtedness. The Representative shall have received evidence reasonably satisfactory to it that, (i) prior to or substantially simultaneously with the purchase of the Securities by the Initial Purchasers, all of the Company’s obligations with respect to the Existing Notes shall have been discharged and an irrevocable notice of redemption shall have been given and (ii) proceeds of the offering of the Securities will be used to repay all outstanding borrowings under the Company’s asset-based senior secured revolving credit facility. (v) Transactions. Concurrently with or prior to the Closing Date, each of the Transactions shall have been consummated in a manner consistent in all material respects

27 with the descriptions thereof in the Time of Sale Information and the Offering Memorandum. (w) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request. All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers. 7. Indemnification and Contribution. (a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein. (b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the third paragraph, (ii) the fourth and fifth sentences of the

28 fifteenth paragraph, (iii) the the seventeenth paragraph, (iv) the nineteenth paragraph and (v) the last sentence of the twentieth paragraph, in each case under the caption “Plan of distribution”. (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could

29 have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. (d) Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. (e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning

30 of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint. (f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity. 8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over- the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the- counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum. 9. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase. (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting

31 Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one- eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made. (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect. (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default. 10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any stamp, transfer or similar taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee, the Collateral Agent and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) the fees and

32 expenses incurred with respect to creating, documenting and perfecting the security interests in the Collateral as contemplated by the Collateral Documents (including the related fees and expenses of counsel to the Initial Purchasers for all periods prior to and after the Closing Date); and (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors. (b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby. 11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase. 12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers. 13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act. 14. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

33 15. Miscellaneous. (a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers. (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Geoffrey Benson. Notices to the Company and the Guarantors shall be given to Paul M. Jolas, Vice President, General Counsel & Corporate Secretary, 331 N. Main Street, Euless, Texas 76039 (fax: 817-835-4165). (c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. (d) Submission to Jurisdiction. The Company and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Company and each Guarantor, as applicable, is subject by a suit upon such judgment. (e) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement. (f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. (g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. (h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(Signature page to Purchase Agreement) If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below. Very truly yours, U.S. CONCRETE, INC. By: /s/ William J. Sandbrook Name: William J. Sandbrook Title: President and Chief Executive Officer ALBERTA INVESTMENTS, INC. ALLIANCE HAULERS, INC. ATLAS REDI-MIX, LLC ATLAS-TUCK CONCRETE, INC. BEALL CONCRETE ENTERPRISES, LLC BEALL INDUSTRIES, INC. BEALL INVESTMENT CORPORATION, INC. BEALL MANAGEMENT, INC. EASTERN CONCRETE MATERIALS, INC. HAMBURG QUARRY LIMITED LIABILITY COMPANY REDI-MIX CONCRETE, L.P. REDI-MIX GP, LLC REDI-MIX, LLC U.S. CONCRETE ON-SITE, INC. USC PAYROLL, INC. By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: President

(Signature page to Purchase Agreement) AMERICAN CONCRETE PRODUCTS, INC. BODE CONCRETE LLC BODE GRAVEL CO. BRECKENRIDGE READY MIX, INC. CENTRAL CONCRETE SUPPLY CO., INC. CENTRAL PRECAST CONCRETE, INC. INGRAM CONCRETE, LLC KURTZ GRAVEL COMPANY LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC MASTER MIX CONCRETE, LLC MASTER MIX, LLC MG, LLC NYC CONCRETE MATERIALS, LLC PEBBLE LANE ASSOCIATES, LLC RIVERSIDE MATERIALS, LLC SAN DIEGO PRECAST CONCRETE, INC. SIERRA PRECAST, INC. SMITH PRE-CAST, INC. SUPERIOR CONCRETE MATERIALS, INC. TITAN CONCRETE INDUSTRIES, INC. USC ATLANTIC, INC. By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: Vice President CONCRETE ACQUISITION IV, LLC CONCRETE ACQUISITION V, LLC CONCRETE ACQUISITION VI, LLC CONCRETE XXXIV ACQUISITION, INC. CONCRETE XXXV ACQUISITION, INC. CONCRETE XXXVI ACQUISITION, INC. U.S. CONCRETE TEXAS HOLDINGS, INC. USC MANAGEMENT CO., LLC USC TECHNOLOGIES, INC. By: /s/ Kevin R. Kohutek Name: Kevin R. Kohutek Title: Treasurer

(Signature page to Purchase Agreement) Accepted: November , 2013 J.P. MORGAN SECURITIES LLC For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto. By: /s/ Meghann Dotson Authorized Signatory

Schedule 1 Initial Purchaser Principal Amount J.P. Morgan Securities LLC .................................................... $156,000,000 Jefferies LLC .......................................................................... $20,000,000 Capital One Securities, Inc. .................................................... $12,000,000 Mitsubishi UFJ Securities (USA) Inc. ................................... $12,000,000 Total ............................................................................ $200,000,000

Schedule 2 Guarantors Alberta Investments, Inc. Alliance Haulers, Inc. American Concrete Products, Inc. Atlas Redi-Mix, LLC Atlas-Tuck Concrete, Inc. Beall Concrete Enterprises, LLC Beall Industries, Inc. Beall Investment Corporation, Inc. Beall Management, Inc. Bode Concrete LLC Bode Gravel Co. Breckenridge Ready Mix, Inc. Central Concrete Supply Co., Inc. Central Precast Concrete, Inc. Concrete Acquisition IV, LLC Concrete Acquisition V, LLC Concrete Acquisition VI, LLC Concrete XXXIV Acquisition, Inc. Concrete XXXV Acquisition, Inc. Concrete XXXVI Acquisition, Inc. Eastern Concrete Materials, Inc. Hamburg Quarry Limited Liability Company Ingram Concrete, LLC Kurtz Gravel Company Local Concrete Supply & Equipment, LLC Master Mix, LLC Master Mix Concrete, LLC MG, LLC NYC Concrete Materials, LLC Pebble Lane Associates, LLC Redi-Mix Concrete, L.P. Redi-Mix GP, LLC Redi-Mix, LLC Riverside Materials, LLC San Diego Precast Concrete, Inc. Sierra Precast, Inc. Smith Pre-Cast, Inc. Superior Concrete Materials, Inc. Titan Concrete Industries, Inc USC Atlantic, Inc. USC Management Co., LLC USC Payroll, Inc. USC Technologies, Inc. U.S. Concrete On-Site, Inc. U.S. Concrete Texas Holdings, Inc.

Schedule 3 Subsidiaries Alberta Investments, Inc. Alliance Haulers, Inc. American Concrete Products, Inc. Atlas Redi-Mix, LLC Atlas-Tuck Concrete, Inc. Beall Concrete Enterprises, LLC Beall Industries, Inc. Beall Investment Corporation, Inc. Beall Management, Inc. Bode Concrete LLC Bode Gravel Co. Breckenridge Ready Mix, Inc. Central Concrete Supply Co., Inc. Central Precast Concrete, Inc. Concrete Acquisition IV, LLC Concrete Acquisition V, LLC Concrete Acquisition VI, LLC Concrete XXXIV Acquisition, Inc. Concrete XXXV Acquisition, Inc. Concrete XXXVI Acquisition, Inc. Eastern Concrete Materials, Inc. Hamburg Quarry Limited Liability Company Ingram Concrete, LLC Kurtz Gravel Company Local Concrete Supply & Equipment, LLC Master Mix, LLC Master Mix Concrete, LLC MG, LLC NYC Concrete Materials, LLC Pebble Lane Associates, LLC Redi-Mix Concrete, L.P. Redi-Mix GP, LLC Redi-Mix, LLC Riverside Materials, LLC San Diego Precast Concrete, Inc. Sierra Precast, Inc. Smith Pre-Cast, Inc. Superior Concrete Materials, Inc. Titan Concrete Industries, Inc USC Atlantic, Inc. USC Management Co., LLC USC Payroll, Inc. USC Technologies, Inc. U.S. Concrete On-Site, Inc. U.S. Concrete Texas Holdings, Inc.

Schedule 4

Real Property

Owner or Tenant	Property Name and Address(es)	Ownership	State
Central Concrete Supply Co., Inc.	201 South Linden Avenue South San Francisco, San Mateo County, California	Owned	CA
Central Concrete Supply Co, Inc.	1844 West Winton Avenue Hayward, Alameda County, California	Owned	CA
Central Concrete Supply Co., Inc.	457 Queens Lane San Jose, Santa Clara County, California	Owned	CA
Beall Concrete Enterprises, LLC	Alliance Plant 13624 FM 1171 Northlake, Denton County, Texas	Owned	TX
Central Concrete Supply Co., Inc.	1305 San Mateo Ave. South San Francisco, San Mateo County, California	Owned	CA
Beall Concrete Enterprises, LLC	9500 N.E. County Rd 3270 Chatfield, Navarro County, Texas	Owned	TX
Redi-Mix, LLC	Plant #259 725 E. College St. Lewisville, Denton County, Texas	Owned	TX
Eastern Concrete Materials, Inc.	Cedar Bridge Quarry 201 Route 539 South Barnegat, Ocean County, New Jersey	Owned	NJ
Beall Concrete Enterprises, LLC	706 S. Dallas Parkway Prosper, Collin County, Texas	Owned	TX
Redi-Mix, LLC	Plant #260 Frisco Batch Plant 14703 and 14695 Lebanon Road Frisco, Collin County, Texas	Owned	TX
Eastern Concrete Materials, Inc.	3369 Paxtonville Road Middleburg, Snyder County, Pennsylvania	Owned	PA
Ingram Concrete, LLC	Noodle Ranch Quarry FM 126 & FM 1085 Noodle, Jones County, Texas	Owned	TX
Central Concrete Supply Co., Inc.	11911 Brentwood Blvd. Byron, Contra Costa County, California	Owned	CA
Ingram Concrete, LLC	4989 N. FM 199 Cleburne, Somervell County, Texas	Owned	TX
Central Concrete Supply Co., Inc.	790 Stockton Avenue San Jose, Santa Clara County, California	Owned	CA
Kurtz Gravel Company	15176 Hawley Road Holly, Oakland County, Michigan	Owned	MI

Schedule 5 Mortgage Related Requirements The Company shall deliver to the Collateral Agent by the Closing Date counterparts of a Mortgage with respect to each property listed on Schedule 4, duly executed, acknowledged and delivered by the record owner of such property in form suitable for recording in the applicable public records and otherwise in form and substance reasonably acceptable to the Collateral Agent and the Representative. The Company shall make reasonable efforts to deliver to the Collateral Agent by the Closing such legal opinions as the Collateral Agent may reasonably request with respect to any such mortgage or mortgaged property (the “Real Estate Opinions”). To the extent that, despite reasonable efforts of the Company to deliver the Real Estate Opinions, such Real Estate Opinions are not delivered as of the Closing Date, the Company shall deliver such documents to the Collateral Agent and Trustee on or before the date that is 120 days after the Issue Date in accordance with the Indenture.

Schedule 6 Post-Closing Collateral Requirements The Company shall deliver the following documents or evidence of completion of the following actions, as applicable, to the Collateral Agent on or before the date that is 120 days after the Issue Date: (A) a policy or policies of title insurance issued by a nationally recognized title insurance company reasonably acceptable to the Collateral Agent, insuring the Lien of such mortgage as a valid and enforceable Lien on a first-priority basis on the mortgaged property described therein, free of any other Liens except Permitted Collateral Liens, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request, (B) if such mortgaged property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors, or as may be reasonably required by the Collateral Agent and (C) such surveys, abstracts, appraisals, and other documents (which may include, without limitation, subordination agreements) as the Collateral Agent may reasonably request with respect to any such mortgage or mortgaged property. In the event the Company shall, despite reasonable efforts, fail to deliver the Real Estate Opinions (as such term is defined on Schedule 5 hereof) on or prior to the Closing Date, the Company shall, by continued reasonable efforts deliver the Real Estate Opinions to the Collateral Agent on or before the date that is 120 days after the Issue Date. The Company shall, on or before the date that is 120 days after the Issue Date, deliver to the Noteholder Collateral Agent control agreements and related pledge agreements in respect of deposit accounts and securities accounts (if any) required pursuant to the Security Documents. The Company shall, on or before the date that is 120 days after the Issue Date, have made such filings, registrations or recordations executed and in proper form for filing, registration or recordation necessary to create in favor of the Collateral Agent, for the benefit of the holders of the Securities, a perfected second-priority lien and security interest in the Specified Trucks (as defined in the Indenture).

Schedule 7 Control Agreements None.

ANNEX A Additional Time of Sale Information 1. Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B Pricing Term Sheet, dated November 19, 2013 to Preliminary Offering Memorandum dated November 7, 2013 Strictly Confidential U.S. Concrete, Inc. This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum. The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non- U.S. persons in compliance with Regulation S under the Securities Act. Issuer: U.S. Concrete, Inc. Security description: Senior Secured Notes Distribution: 144A/Reg S registration rights Size: $200,000,000 Gross proceeds: $200,000,000 Maturity: December 1, 2018 Coupon: 8.500% Issue price: 100.000% of face amount. Yield to maturity: 8.500% Spread to Benchmark Treasury: +715bps Benchmark Treasury: UST 1.25% due October 31, 2018 Interest Payment Dates: June 1 and December 1, commencing June 1, 2014 Equity clawback: Up to 35% at 108.5% prior to December 1, 2015 Optional redemption: Make-whole call @ T+50bps prior to December 1, 2015 then: On or after: Price: December 1, 2015 104.250% December 1, 2016 102.125% December 1, 2017 and thereafter 100.000%

2 Change of control: Putable at 101% of principal plus accrued and unpaid interest Trade date: November 19, 2013. Settlement: T+3; November 22, 2013. CUSIP: 144A: CUSIP No. 90333L AJ1 REG S: CUSIP No. U9033E AD0 ISIN: 144A: ISIN No. US90333LAJ17 REG S: ISIN No. USU9033EAD05 Denominations/Multiple: 2,000 x 1,000 Ratings*: Caa1/B Sole Book-Running Manager: J.P. Morgan Securities LLC Senior Co-Manager: Jefferies LLC Co-Managers: Capital One Securities, Inc. Mitsubishi UFJ Securities (USA) Inc. Additional comments: (1) On November 13, 2013, Standard & Poor’s Ratings Services announced that it intends to publish revised criteria for determining issuer credit ratings on corporate and industrial companies and utilities. Certain issuer credit ratings (including U.S. Concrete, Inc.’s credit ratings) may be affected by the new criteria and may have a rating change. Earlier in the fourth quarter of 2013 Standard & Poor’s Ratings Services assigned U.S. Concrete, Inc. a B corporate credit rating as well as a B rating for the notes being offered and the criteria revision may affect those ratings. Any rating agency downgrades may adversely affect the trading value of the notes. (2) The maturity date of our Revolving Facility will be October 2, 2018 (60 days prior to the maturity of the notes). Use of Proceeds Estimated net proceeds to the Issuer from the offering of notes will be approximately $193.5 million, after deducting the Initial Purchasers’ discounts and commissions and estimated offering expenses. __________________

3 This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description. This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. *A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Restrictions on Offers and Sales Outside the United States In connection with offers and sales of Securities outside the United States: (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act. (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that: (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act. (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S. (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect: “The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.” (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company. Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S. (c) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution

2 of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required. (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that: (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.